SECURITIES AND EXCHANGE COMMISSION
                  Washington, D. C. 20549

                          FORM 8-K

                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                 1934

Date of Report (Date of earliest event reported)  July 23, 1996
                                                  ---------------
                    PAYCO AMERICAN  CORPORATION
- -----------------------------------------------------------------
   (Exact name of registrant as specified in its charter)

    WISCONSIN                  0-5589             39-1133219
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(State or other jurisdiction  (Commission     (IRS Employer
 of incorporation)            File Number)    Identification No.)

      180 N. EXECUTIVE DR.  BROOKFIELD, WISCONSIN      53005
- -----------------------------------------------------------------
   (Address of principal executive officers)          (Zip Code)

Registrant's telephone number, including area code  414-784-9035
                                                   -------------
                              NONE
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   (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

     The Registrant announced in a press release dated July 23, 1996 that it has been engaged in discussions with several unidentified parties which have expressed an interest in a possible acquisition of the Registrant. Negotiation of the terms of any potential transaction have not yet been completed and there is no assurance that agreement with any of such potential acquirers will be reached. Also, the consummation of any transaction would be contingent on approval of the Registrant's shareholders and on a number of other factors which may include financing.



                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PAYCO AMERICAN CORPORATION

                              --------------------------
                                      (Registrant)

 Date:  July 23, 1996          DAVID S. PATTERSON
        -------------          ------------------
                               David S. Patterson, Chief
                                Operating Officer